UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2017

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K filed by Interpace Diagnostics Group, Inc. on March 23, 2017 (the “Original 8-K”). This Form 8-K/A is being filed solely for the purpose of amending Item 9.01 of the Original 8-K to (i) add the Amended and Restated Security and Pledge Agreement, the Amended and Restated Intellectual Property Security Agreement and the Amended and Restated Guaranty, which are being filed as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Form 8-K/A and (ii) refile in its entirety the Form of Common Stock Purchase Warrant previously filed as Exhibit 4.3 to the Original 8-K, which is being filed as Exhibit 4.3 to this Form 8-K/A. Other than as set forth in this Explanatory Note, this Form 8-K/A does not amend any other items in the Original 8-K or include any other modifications to the exhibits included as part of the Original 8-K.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

4.1+	Senior Secured Note, dated March 23, 2017, by Interpace Diagnostics Group, Inc. in favor of Hudson Bay Master Fund Ltd.

4.2+	Senior Secured Convertible Note, dated March 23, 2017, by Interpace Diagnostics Group, Inc. in favor of Hudson Bay Master Fund Ltd.

4.3*	Form of Common Stock Purchase Warrant

10.1+	Exchange Agreement, dated as of March 22, 2017, by and between Interpace Diagnostics Group, Inc. and Hudson Bay Master Fund Ltd.

10.2*

Amended and Restated Security and Pledge Agreement, dated as of March 23, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC and Interpace Diagnostics Corporation and Hudson Bay Master Fund Ltd.

10.3*

Amended and Restated Intellectual Property Security Agreement, dated as of March 23, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC and Interpace Diagnostics Corporation and Hudson Bay Master Fund Ltd.

10.4*	Amended and Restated Guaranty, dated as of March 23, 2017, by Interpace Diagnostics, LLC and Interpace Diagnostics Corporation in favor of Hudson Bay Master Fund Ltd.

10.5+

Termination Agreement, dated as of March 22, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC, Interpace Diagnostics Corporation, PDI Biopharma, LLC, Group DCA, LLC, Interpace Diagnostics Lab, Inc. and RedPath Equityholder Representative, LLC

99.1+	Press Release dated March 23, 2017

* Filed herewith

+ Previously filed

signatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: March 24, 2017	By: /s/ Jack E. Stover Name: Jack E. Stover Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1+	Senior Secured Note, dated March 23, 2017, by Interpace Diagnostics Group, Inc. in favor of Hudson Bay Master Fund Ltd.

4.2+	Senior Secured Convertible Note, dated March 23, 2017, by Interpace Diagnostics Group, Inc. in favor of Hudson Bay Master Fund Ltd.

4.3*	Form of Common Stock Purchase Warrant

10.1+	Exchange Agreement, dated as of March 22, 2017, by and between Interpace Diagnostics Group, Inc. and Hudson Bay Master Fund Ltd.

10.2*

Amended and Restated Security and Pledge Agreement, dated as of March 23, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC and Interpace Diagnostics Corporation and Hudson Bay Master Fund Ltd.

10.3*

Amended and Restated Intellectual Property Security Agreement, dated as of March 23, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC and Interpace Diagnostics Corporation and Hudson Bay Master Fund Ltd.

10.4*	Amended and Restated Guaranty, dated as of March 23, 2017, by Interpace Diagnostics, LLC and Interpace Diagnostics Corporation in favor of Hudson Bay Master Fund Ltd.

10.5+

Termination Agreement, dated as of March 22, 2017, by and among Interpace Diagnostics Group, Inc., Interpace Diagnostics, LLC, Interpace Diagnostics Corporation, PDI Biopharma, LLC, Group DCA, LLC, Interpace Diagnostics Lab, Inc. and RedPath Equityholder Representative, LLC

99.1+	Press Release dated March 23, 2017

* Filed herewith

+ Previously filed